UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 14, 2016

ALMOST FAMILY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-09848	06-1153720
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

9510 Ormsby Station Road, Suite 300, Louisville, KY 40223

(Address of principal executive offices) (Zip code)

(502) 891-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                                       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                                       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                                       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                                       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Equity Purchase Agreement

On October 14, 2016, Almost Family, Inc. (the “Company”) and its wholly-owned subsidiary, National Health Industries, Inc. (“NHI”), entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”) with (i) CHS/Community Health Systems, Inc. (“CHS”) and (ii) Community Health United Home Care, LLC (“CHS Home Health”). Under the Equity Purchase Agreement, NHI will purchase an 80% equity interest in CHS Home Health from CHS for aggregate cash consideration equal to $128.0 million, as adjusted for increases or decreases in working capital, and less indebtedness.  The cash consideration is 80% of CHS Home Health’s enterprise value of $160.0 million, as provided in the Equity Purchase Agreement.

The Equity Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions, including, among others, a covenant that requires CHS Home Health to conduct its business in the ordinary course of business, consistent with past practice and to comply with certain covenants regarding the operations of its business from the date of the Equity Purchase Agreement until closing.

The initial closing of the Equity Purchase Agreement is subject to customary closing conditions, including obtaining certain regulatory approvals, NHI and CHS entering into an Amended and Restated Limited Liability Company Agreement of CHS Home Health, the expiration of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the absence of any law or order preventing the consummation of the transactions contemplated by the Equity Purchase Agreement (the “Transaction”), the accuracy of the representations and warranties contained in the Equity Purchase Agreement (subject to various exceptions and qualifications), certification that certain indebtedness of CHS Home Health has been satisfied, CHS’s entry into a noncompetition agreement, and compliance with covenants contained in the Equity Purchase Agreement. The Equity Purchase Agreement provides for certain termination rights of the parties, including termination by any party if the initial closing has not been consummated on or before December 31, 2016 (but only if the party terminating the Equity Purchase Agreement has not breached the agreement and thereby caused the failure of closing to occur before December 31, 2016).

The Equity Purchase Agreement provides that, following the initial closing, additional assets of CHS will be transferred or contributed (for no additional consideration as provided in the Equity Purchase Agreement) to CHS Home Health at subsequent closings upon the receipt by NHI of regulatory approvals necessary for the transfer of those assets to CHS Home Health.

Other than as set forth herein, there are no material relationships between either the Company or NHI and any of the parties to the Equity Purchase Agreement.

Commitment Letter

Pursuant to the Equity Purchase Agreement, the Company is obligated to obtain financing to fund the consideration for the Transaction.

Concurrently with the execution of the Equity Purchase Agreement, on October 14, 2016, the Company executed a debt commitment letter (the “Commitment Letter”) with JPMorgan Chase Bank, N.A. (“JPMorgan”).  Subject to customary exceptions and conditions, pursuant to the Commitment Letter, JPMorgan has committed to provide the Company debt financing (the “Debt Financing”) in the form of either:  (i) a new senior secured term loan facility (the “Term Loan Facility”) of up to $130.0 million, subject to the Company’s entry into an amendment (the “Amendment”) to its Credit Agreement dated as of December 2, 2010 (as previously amended, the “Existing Credit Agreement”), to, among other things, permit the Transaction and permit, and share collateral on a pro rata basis with, the Term Loan Facility, or (ii) if the Company is unable to secure all of the current lenders’ consents to the Amendment, a revolving credit facility of $175.0 million and a term loan facility of up to $130.0 million (collectively, the “Replacement Credit Facilities”).  The Replacement Credit Facilities would be senior, secured credit facilities and would replace the Existing Credit Agreement.

Under the Commitment Letter, JPMorgan may syndicate, and will act as sole lead arranger and sole bookrunner for, the Term Loan Facility or the Replacement Credit Facilities (as applicable) through its affiliate, J.P. Morgan Securities LLC, and JPMorgan will act as sole administrative agent for the Term Loan Facility or the Replacement Credit Facilities.

The Company would use the proceeds of the Debt Financing to: (i) pay the consideration for the Transaction; (ii) pay various fees and expenses incurred in connection with the

Transaction and the Debt Financing; and (iii), if in the form of the Replacement Credit Facilities, repay indebtedness under the Existing Credit Agreement.

The obligations of JPMorgan, as lead arranger, to provide the financing under the Commitment Letter for the Debt Financing are subject to a number of conditions (including conditions that do not relate directly to the Equity Purchase Agreement), including among others: (i) consummation of the Transaction in accordance with the Equity Purchase Agreement; (ii) a 20 business day marketing period (with customary exclusions for holidays) for the lead arranger to syndicate the Term Loan Facility; (iii) since the date of the Equity Purchase Agreement, there has been no material adverse effect; (iv) delivery of certain customary historical and pro forma financial statements with respect to the Company and CHS Home Health; (v) payment of all costs, fees, expenses and other compensation in connection with the Debt Financing; (vi) delivery of definitive loan documentation and certain customary closing documents; and (vii) the accuracy of certain customary representations and warranties.

The Commitment Letter expires on the earliest of (i) the date of the valid termination of the Equity Purchase Agreement in accordance with its terms prior to the closing of the Transaction; (ii) the consummation or abandonment of the Transaction; and (iii) December 31, 2016.

The Term Loan Facility will amortize in quarterly installments over the facility’s term, will be secured by substantially all assets of the Company and its subsidiaries, and will be guaranteed by certain of the Company’s subsidiaries.  In addition, the terms of the Term Loan Facility will include the following: (i) mandatory prepayment provisions from certain debt or equity issuances and certain dispositions; and (ii) customary representations and warranties, affirmative and negative covenants, and events of default.

Pursuant to the Commitment Letter and in accordance with the terms of a fee letter, JPMorgan, as lead arranger, expects to receive from the Company certain customary fees, including certain fees payable depending on various circumstances and contingencies.

Item 7.01 Regulation FD Disclosure.

On October 17, 2016, the Company issued a press release announcing the execution of the Equity Purchase Agreement.  A copy of the press release is attached hereto and furnished herewith as Exhibit 99.1.

The Company prepared a slide presentation to use in telephone calls with analysts and investors on October 17, 2016 to discuss the Transaction. The accompanying slide presentation is furnished herewith as Exhibit 99.2.

The information included in this Current Report on Form 8-K pursuant to Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

All statements, other than statements of historical facts, included in this Current Report on Form 8-K are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements may be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “believe,” “estimate,” “project,” “anticipate,” “continue,” or similar terms, variations of those terms or the negative of those terms.  These forward-looking statements are based on the Company’s current plans, expectations and projections about future events.  Statements about the Company’s or CHS Home Health’s past financial results do not, and are not meant to, predict future results.  The Company can provide no assurance that such results and performance will continue.

Because forward-looking statements involve risks and uncertainties, the Company’s actual results could differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. The potential risks and uncertainties which could cause actual results to differ materially include: the satisfaction of the conditions precedent to the consummation of the Transaction, including, without limitation, the receipt of regulatory approvals or third party consents on the terms desired or anticipated; the Company’s ability to obtain financing on the anticipated terms and schedule; disruptions of the Company’s and CHS Home Health’s current plans, operations and relationships caused by the announcement and pendency of the Transaction; the impact of further changes in healthcare reimbursement systems, including the ultimate outcome of potential changes to Medicare reimbursement for home health services and to Medicaid reimbursement due to state budget shortfalls; the ability of the Company to maintain its level of operating performance and achieve its cost control objectives; changes in our relationships with referral sources; unanticipated difficulties or expenditures relating to the Transaction, including, without limitation, difficulties that result in the failure to achieve expected synergies, efficiencies and cost savings from the Transaction within the expected time period (if at all); government regulation; health care reform; pricing pressures from Medicare, Medicaid and other third-party payers; changes in laws and interpretations of laws relating to the healthcare industry; the ability of the Company to integrate, manage and keep secure our information systems; changes in the marketplace and regulatory environment for Health Risk Assessments and the Company’s self-insurance risks.  For a more complete discussion regarding these and other factors which could affect the Company’s financial performance, refer to the Company’s various filings with the Securities and Exchange Commission, including its filing on Form 10-K for the fiscal year ended January 1, 2016, in particular information under the headings “Special Caution Regarding Forward-Looking Statements” and “Risk Factors.”  With regard to the Company’s investment in development-stage enterprises in its Healthcare Innovations segment, there can be no assurance that its operational and developmental objectives will be realized or that the Company’s investments will result in future returns.  The Company undertakes no obligation to update or revise its forward-looking statements.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit	Description

99.1	Press Release dated October 17, 2016.

99.2	Investor Presentation dated October 17, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALMOST FAMILY, INC.

Date: October 17, 2016	By:	/s/ C. Steven Guenthner
C. Steven Guenthner
President & Principal Financial
Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated October 17, 2016.

99.2	Investor Presentation dated October 17, 2016.